SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Reported Events October 24, 1997



                                  ISRAMCO, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Delaware
                             -----------------------
                            (State of Incorporation)

           575 Madison Avenue, New York, New York 10022     Suite 1006
           -----------------------------------------------------------
                    (Address of principal executive offices)

                                  212-605-0417
                                ----------------
                               (Telephone number)

             0-12500                                   13-3145265
        ------------------                         -------------------
        Commission File No.                        IRS Employer ID No.




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Item 5. Other Materially Important Events

     A. At the Annual Meeting of Shareholders of the Corporation the following persons were elected to the Board of Directors to serve for a term of one year or until their successors are elected:

                        Daniel Avner
                        Avihu Ginzburg
                        Tina Maimon Arckens
                        Haim Tsuff

     B. By written consent of the Board of Directors of the Corporation the following persons were appointed officers of the Corporation to serve for a term of one year or until their successors are appointed:

           Name                 Office
           Haim Tsuff           Chairman of the Board, Chief Executive Officer,
                                Chief Financial Officer

           Daniel Avner         President and Secretary


     C. At the Annual Meeting of Shareholders of the Corporation the appointment of Richard A. Eisner & Company, LLP as independent auditors of the Corporation for the calendar year 1997 was ratified and approved.

Item 7. Exhibits - None
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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Isramco, Inc.
                                    (registrant)


   October 29, 1997                 By: /s/  HAIM TSUFF
   ----------------                     ----------------------------------------
      (date)                                 Haim Tsuff
                                             Chairman of the Board

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